EARNINGS (LOSS) PER SHARE ("EPS") (Tables)	12 Months Ended
Dec. 31, 2013
EARNINGS (LOSS) PER SHARE (?EPS?)[Abstract]
Schedule of Earnings per Share

	Year ended December 31,
	2013	2012	2011
Numerator for EPS:
Net income (loss) from continuing operations	$5,251	$(567)	$(482)
Net loss from discontinued operations, net of tax	(2,429)	(1,147)	(548)

Denominator for EPS:
Weighted average shares outstanding - basic	8,799,237	8,808,075	8,815,003
Dilutive shares	9,683	-	-
Weighted average shares outstanding - diluted (*)	8,808,920	8,808,075	8,815,003

EPS attributable to controlling interest:
Basic and diluted
Net income (loss) from continuing operations	$0.60	$(0.06)	$(0.05)
Loss from discontinued operations	$(0.28)	$(0.13)	$(0.07)

(*) Dilutive shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans.